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                                                                  EXHIBIT 10.14

       THE REGISTRANT HAS REQUESTED THAT CERTAIN PORTIONS OF THIS EXHIBIT
         BE GIVEN CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS
                  EXHIBIT HAS BEEN FILED WITH THE COMMISSION.




               LETTER AGREEMENT, DATED JANUARY 31, 1996, BETWEEN
                        CREE RESEARCH, INC. AND C3, INC.


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REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE
COMMISSION AND IS DENOTED HEREIN BY *****

January 31, 1996



C3 Diamante, Inc.
3104 Hillsborough St., Suite 216
Raleigh, North Carolina 27607-5458
Attention: C. Eric Hunter, President

         Re:      Invention Relating to ***** for
                  Growth of Highly-Transparent Silicon Carbide Crystals

Gentlemen:

         This letter will serve to evidence the agreement between C3 Diamante, Inc. ("C3") and Cree Research, Inc. ("Cree") concerning the invention made by Cree employees relating to ***** for growth of highly-transparent silicon carbide crystals (the "Invention").

         C3 and Cree have agreed as follows:

         1. Cree and C3 will cooperate in the preparation, filing and prosecution of a U.S. patent application or applications claiming the Invention and applications in such foreign countries as may be mutually agreed. All applications filed claiming the Invention (the "Applications"), and all filings made in the prosecution of the Applications, will be subject to review and approval by the parties and their respective counsel prior to filing. All information disclosed by either party to the other party or its counsel in connection with the Applications will be subject to the confidentiality provisions of the Exclusive Supply Agreement dated September 15, 1995 between C3 and Cree.

         2. C3 will reimburse Cree for all fees and expenses of Cree's counsel incurred in connection with the Applications and for all filing fees, issue fees, maintenance fees, annuities and other out-of-pocket expenses paid by on or behalf of Cree in connection with the preparation, filing and prosecution of the Applications and the maintenance of any patents issued therein. C3 will be solely responsible for all fees and expenses of its own counsel.

         3. Cree will grant C3 an irrevocable, royalty-free nonexclusive license, without the right to sublicense, to use the Invention to make, have made, use and sell silicon carbide gemstones. The license will be evidenced by a License Agreement reflecting the foregoing terms and such other provisions as are customary or may be mutually agreed. If the parties do not execute a License Agreement within 30 days from the date hereof, the license will be considered granted on the terms and conditions contained in this letter agreement.


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         If the foregoing accurately states our agreement, please have a copy of this letter agreement signed on behalf of C3 below and returned to Cree.

                                                 Very truly yours,

                                                 CREE RESEARCH, INC.

                                                 /s/ F. Neal Hunter
                                                 -------------------------------
                                                 F. Neal Hunter, President

ACCEPTED AND AGREED TO:

C3 DIAMANTE, INC.

By: /s/Jeff Hunter
   ------------------------
   Secretary/Treasurer

Date:    1/31/96
     ----------------------